Exhibit 10.13

AMENDMENT 2013-3

TO THE

DEVON ENERGY CORPORATION

NON-QUALIFIED DEFERRED COMPENSATION PLAN

The Devon Energy Corporation Non-Qualified Deferred Compensation Plan (the “Plan”) is amended, effective January 1, 2013, as follows:

1. Section 6.2 of the Plan (“Method of Payment Upon Separation from Service”) is amended to delete the second sentence thereof and replace it in its entirety to read as follows:

“A Participant may designate payment in the form of a single lump sum payment or quarterly installment payments payable over a period of one or more years as made available to the Participant on the deferral election form provided for such purpose.”

2. Section 6.3 of the Plan (“Method of Payment Upon a Change of Control Payment Event”) is amended to delete the second sentence thereof and replace it to read as follows:

“A Participant may designate payment in the form of a single lump sum payment or quarterly installment payments payable over a period of one or more years as made available to the Participant on the deferral election form provided for such purpose, such designation to be made on the election form that is submitted for such Plan Year in accordance with Section 4.2.”

3. Subparagraph (a) of Section 6.5 of the Plan (“Payment Upon Scheduled In-Service Withdrawal”) is amended to delete the first sentence thereof and replace it in its entirety to read as follows:

“The Participant may elect either a lump sum payment or quarterly installment payments payable over a period of one or more years as made available to the Participant on the deferral election form provided for such purpose.”

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IN WITNESS WHEREOF, Devon Energy Corporation (acting through its authorized delegate) has caused this Amendment 2013-3 to the Devon Energy Corporation Non-Qualified Deferred Compensation Plan to be executed this 16th day of December 2013.

DEVON ENERGY CORPORATION

By:	/s/ Frank W. Rudolph

Name:	Frank W. Rudolph
Title:	Executive Vice President, Human Resources

[Signature Page to Amendment to the Devon Energy Corporation Non-Qualified Deferred Compensation Plan]